UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2016 (November 18, 2016)

NUTRASTAR INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52899	80-0264950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4/F Yushan Plaza
51 Yushan Road
Nangang District, Harbin 150090
People’s Republic of China
(Address of principal executive offices)

(86) 451-82287746
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 14, 2016, the Board of Directors of Nutrastar International Inc. (the “Company”) adopted Amendment No. 1 to Amended and Restated Bylaws of the Company (the “Amendment”) to implement the following amendments to the Company’s Amended and Restated Bylaws:

(1)	the notice required to call a special meeting of the Board of Directors has been changed from 48 hours to 24 hours; and

(2)	the number of directors who may call a special meeting has been changed from two directors to one director.

The complete text of the Amendment is filed herewith as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

3.1	Amendment No. 1 to Amended and Restated Bylaws of the Company, adopted on November 14, 2016

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRASTAR INTERNATIONAL INC.

Date: November 18, 2016	/s/ David Chong
Name: David Chong
Title: Interim President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Amendment No. 1 to Amended and Restated Bylaws of the Company, adopted on November 14, 2016